PAX WORLD FUND
                                                             SEMI-ANNUAL REPORT

                                ----------------
                                      PAX
                                     WORLD
                                      FUND
                                     [Logo]
                                ----------------

                                  SEMI-ANNUAL
                                     REPORT
                                 June 30, 1999

--------------------------------------------------------------------------------

    PAX WORLD FUND
A NO-LOAD BALANCED FUND

INVESTMENT ADVISER--
Pax World Management Corp.
222 State Street
Portsmouth, NH 03801-3853

TRANSFER AND DIVIDEND DISBURSING AGENT--
PFPC, Inc.
P.O. Box 8950
Wilmington, DE 19899-8950

GENERAL COUNSEL--
Bresler Goodman & Unterman, LLP
521 Fifth Avenue
New York, NY 10175

INDEPENDENT AUDITORS--
Pannell Kerr Forster PC
125 Summer Street
Boston, MA 02110-2326

--------------------------------------------------------------------------------

                                 -------------
                                      PAX
                                     WORLD
                                      FUND
                                     FAMILY
                                     [Logo]
                                 -------------

                                222 State Street
                           Portsmouth, NH 03801-3853
                                WWW.PAXFUND.COM

                   For General Fund Information, please call:
                                 1-800-767-1729

               For Shareholder Account Information, please call:
                                 1-800-372-7827

                       For Broker Services, please call:
                                 1-800-635-1404

                 All Account Inquiries should be addressed to:
                             Pax World Fund Family
                                 P.O. Box 8930
                              Wilmington, DE 19899




                                [Recycling Logo]
                      Printed in the USA on recycled paper

Dear Pax World Fund Shareholders:

     Once again, the Pax World Fund with its balanced approach posted solid gains for the first half of 1999. For the six-month period ended June 30, 1999, the total return for the Fund was 8.50%. The media has noticed the Fund's performance as well, which is reflected in the Fund's numerous top rankings.

     While the broad market averages gained in the first half of 1999, many of the market leaders of the last few years experienced less than stellar performance during this period. Internet stocks were subjected to profit taking, many of the health care and bellwether consumer stocks sold off, and even some technology leaders dropped sharply. Looking ahead, we feel that the outlook for the second half of 1999 is generally favorable. Economic projections are good, interest rate projections are non-threatening and inflation remains low. Given all of this, we believe investors remain confident that equities are the most attractive path for building capital.

     We will continue to seek out quality companies with solid earnings viability and superior long-term prospects. At the same time, we expect to find some new attractive investment opportunities in companies that are currently out-of-favor, including so-called "special situations", and companies that can benefit from the improving international scene.

     Over the past six months, the Fund has seen an increase in the level of social activity. Anita Green, our Director of Social Research, has been an active member of several groups that are working to broaden the impact of socially responsible investing. To cite one example, the Pax World Fund Family signed on with the Corporate Sunshine Group, which lobbies for improved corporate environmental reporting.

     With regard to corporate dialogue, we have been in touch with Gap, Inc. concerning an abusive labor lawsuit, and we contacted Wendy's International, Inc. and Merck & Co. regarding racial discrimination lawsuits. To date, the Wendy's lawsuit has been satisfactorily resolved and the others are pending. We anticipate that our participation in this area will increase in keeping with the overall research activities of the Pax World Fund Family.

     The Pax World Fund is ever mindful of its commitment to socially responsible investing and will continue to follow and improve upon the guidelines set by our founders.

     Respectfully,



     /s/Laurence A. Shadek                      /s/Thomas W. Grant
     ---------------------                      ------------------
     Laurence A. Shadek                         Thomas W. Grant
     Chairman                                   President

July 30, 1999

ASSET ALLOCATION, JUNE 30, 1999

(PIE CHART)

Stocks - 63%
Bonds - 27%
Cash & Equivalents - 10%


SECURITY DIVERSIFICATION, JUNE 30, 1999

(PIE CHART)

Bonds - 27%
Consumer - 17%
Telecommunications - 13%
Health Care - 12%
Money Markets & CDs - 10%
Energy - 9%
Technology - 7%
Financial & Real Estate - 4%

PORTFOLIO HIGHLIGHTS
SIX MONTHS ENDED 6/30/99

KEY STATISTICS

Change in NAV ($21.64
to $23.48).....................$1.84

12 Month Total Return
(6/30/98 - 6/30/99)...........21.27%

6 Month Total Return
(12/31/98 - 6/30/99)...........8.50%

Net Increase in Net Assets
Resulting from
Operations.............$72.7 million

Total Net
Assets................$960.8 million


TEN LARGEST STOCK HOLDINGS

                          PERCENT OF
COMPANY                   NET ASSETS

Gap Inc.........................5.2%
Vodafone AirTouch PLC...........5.1%
Enron Corp......................4.3%
Amgen Inc.......................3.3%
Merck & Co. Inc.................3.1%
SBC Communications Inc..........2.4%
Pitney Bowes Inc................2.3%
Peoples Energy Corp.............2.2%
Bristol-Myers Squibb Co.........1.8%
Tribune Co......................1.8%

Total..........................31.5%

ANNUAL MEETING OF SHAREHOLDERS

     An Annual Meeting of the Shareholders of the Fund was held at 10:45 a.m. on Thursday, June 10, 1999 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter, are as follows:

     (A) to elect a Board of eight Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified:


C. Lloyd Bailey
   For:                       21,203,616.702
   Against:                      607,680.955
   Abstain:                            0.000
   Broker Non-Votes:                   0.000

Carl H. Doerge, Jr.
   For:                       21,298,500.058
   Against:                      512,797.599
   Abstain:                            0.000
   Broker Non-Votes:                   0.000

Thomas W. Grant
   For:                       21,266,216.690
   Against:                      545,080.967
   Abstain:                            0.000
   Broker Non-Votes:                   0.000

Joy L. Liechty
   For:                       21,338,910.628
   Against:                      472,387.029
   Abstain:                            0.000
   Broker Non-Votes:                   0.000

Laurence A. Shadek
   For:                       21,277,225.574
   Against:                      534,072.083
   Abstain:                            0.000
   Broker Non-Votes:                   0.000

Sanford C. Sherman
   For:                       21,316,808.212
   Against:                      494,489.445
   Abstain:                            0.000
   Broker Non-Votes:                   0.000

Nancy S. Taylor
   For:                       21,300,925.294
   Against:                      510,372.363
   Abstain:                            0.000
   Broker Non-Votes:                   0.000

Esther J. Walls
   For:                       21,275,789.425
   Against:                      535,508.232
   Abstain:                            0.000
   Broker Non-Votes:                   0.000

(constituting all of the members of the Board of Directors of the Fund);

     (B) to ratify the selection by the Board of Directors of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 1999:

                     For:                          20,858,827.831
                     Against:                          81,452.882
                     Abstain                          871,016.944
                     Broker Non-Votes:                      0.000

     (C) to transact such other business as may properly come before such annual meeting or any adjournment thereof:

                     For:                          19,781,057.681
                     Against:                         305,229.268
                     Abstain:                       1,725,010.708
                     Broker Non-Votes:                      0.000

                          PAX WORLD FUND, INCORPORATED
                       SCHEDULE OF INVESTMENTS (UNAUDITED)
                                  June 30, 1999

                                                           NUMBER OF                         PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE                           SHARES             VALUE         NET ASSETS
---------------------------------------------------------------------------------------------------------
         COMMON STOCKS

CONSUMER
   Champion Enterprises, Inc.........................        203,000       $   3,780,875
   Costco Companies, Inc.............................         50,000           4,003,125
   Gap, Inc..........................................      1,000,000          50,375,000
   Koninklijke Philips Electronics, NV...............        115,000          11,600,625
   Masco Corp........................................        300,000           8,662,500
   MediaOne Group, Inc...............................        200,000          14,875,000
   OfficeMax, Inc....................................        100,000           1,200,000
   Sony Corp. ADR....................................        125,000          13,796,875
   Starbucks Corp....................................        450,000          16,903,125
   Suiza Foods Corp..................................        100,000           4,187,500
   Tribune Co........................................        200,000          17,425,000
   Wendy's International, Inc........................        400,000          11,325,000
                                                                           -------------
                                                                             158,134,625        16.5%
                                                                           -------------

ENERGY
   Enron Corp........................................        500,000          40,875,000
   KeySpan Energy Corp. .............................        587,600          15,497,950
   NiSource, Inc. ...................................        400,000          10,325,000
   Peoples Energy Corp...............................        551,900          20,799,731
                                                                           -------------
                                                                              87,497,681         9.1
                                                                           -------------

FINANCIAL
   H&R Block, Inc....................................        250,000          12,500,000
   MBIA, Inc.........................................        125,000           8,093,750
   SLM Holding Corp. ................................        200,000           9,162,500
   UnumProvident Corp................................        150,000           8,212,500
                                                                           -------------
                                                                              37,968,750         4.0
                                                                           -------------

HEALTH CARE
   Amgen, Inc........................................        525,000          31,959,375
   Baxter International, Inc.........................        120,000           7,275,000
   Bristol-Myers Squibb Co...........................        250,000          17,609,375
   Guidant Corp......................................        200,000          10,287,500
   Johnson & Johnson.................................        100,000           9,800,000
   Medtronic, Inc....................................        100,000           7,787,500
   Merck & Co., Inc..................................        400,000          29,600,000
                                                                           -------------
                                                                             114,318,750        11.9
                                                                           -------------

PAX WORLD FUND, INCORPORATED
SCHEDULE OF INVESTMENTS (UNAUDITED), CONTINUED


                                                           NUMBER OF                         PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE                           SHARES             VALUE         NET ASSETS
---------------------------------------------------------------------------------------------------------
     COMMON STOCKS, CONTINUED

TECHNOLOGY
   America Online, Inc...............................        30,000        $   3,315,000
   Apple Computer....................................        50,000            2,315,625
   ASM Lithography Holdings, NV......................        50,000            2,968,750
   Cisco Systems, Inc................................       100,000            6,443,750
   Computer Associates International, Inc............       150,000            8,250,000
   EMC Corp. (Mass.).................................       250,000           13,750,000
   Fiserv, Inc.......................................       262,500            8,219,531
   Pitney Bowes, Inc.................................       350,000           22,487,500
   SAP Aktiengesellschaft ADR........................        50,000            1,731,250
                                                                          --------------
                                                                              69,481,406         7.2%
                                                                           -------------

TELECOMMUNICATIONS
   BellSouth Corp....................................       350,000           16,406,250
   Cable & Wireless PLC..............................       200,000            7,925,000
   Loral Space Communications........................       500,000            9,000,000
   SBC Communications, Inc...........................       400,000           23,200,000
   Telefonos de Mexico "L" ADS.......................       100,000            8,081,250
   U.S. West, Inc. - Communications Group............       225,000           13,218,750
   Vodafone AirTouch PLC.............................       250,000           49,250,000
                                                                          --------------
                                                                             127,081,250        13.2
                                                                           -------------     -------

     TOTAL COMMON STOCKS.............................                        594,482,462        61.9
                                                                          --------------     -------

         PREFERRED STOCKS


CONSUMER
   Suiza Foods Corp.
     5.5% Capital Trust II Convertible Preferred.....        50,000            1,868,750          .2

ENERGY
   NiSource, Inc.
     7.75% Series B Convertible Preferred............       100,000            4,937,500          .5

REAL ESTATE
   Equity Residential Properties Trust
     7.25% Convertible Preferred Series G............       160,000            3,810,000          .4
                                                                           -------------     -------

     TOTAL PREFERRED STOCKS..........................                         10,616,250         1.1
                                                                           -------------     -------

         TOTAL STOCKS................................                      $ 605,098,712        63.0%
                                                                           -------------     -------

PAX WORLD FUND, INCORPORATED
SCHEDULE OF INVESTMENTS (UNAUDITED), CONTINUED

                                                           NUMBER OF                         PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE                           SHARES             VALUE         NET ASSETS
---------------------------------------------------------------------------------------------------------
         GOVERNMENT AGENCY BONDS

Federal Farm Credit Bank
   5.000%, due October 2, 2003.......................  $ 10,000,000       $    9,559,400

Federal Home Loan Bank System
   5.250%, due August 9, 2002........................    10,000,000            9,760,900
   5.025%, due November 5, 2002......................    10,000,000            9,664,100
   5.905%, due December 23, 2002.....................    14,000,000           13,958,420
   5.750%, due April 28, 2003........................     7,000,000            6,851,250
   6.495%, due June 23, 2003.........................     5,000,000            4,972,650
   5.590%, due October 6, 2003.......................    12,000,000           11,668,080
   5.250%, due October 27, 2003......................    10,000,000            9,598,400
   5.335%, due February 19, 2004.....................    10,000,000            9,639,100
   5.485%, due February 26, 2004.....................     5,000,000            4,844,550
   6.000%, due May 25, 2004..........................     5,885,000            5,774,285
   6.805%, due June 28, 2004.........................     5,000,000            5,003,100
   6.000%, due October 6, 2004.......................     5,000,000            4,863,300

Federal Home Loan Mortgage Corp.
   5.400%, due January 14, 2002......................     5,000,000            4,939,850
   6.110%, due June 18, 2003.........................    10,000,000            9,840,600

Federal National Mortgage Association
   6.110%, due September 20, 2000....................    12,000,000           12,065,640
   6.080%, due September 25, 2000....................     5,000,000            5,025,800
   5.820%, due December 5, 2000......................    15,000,000           15,011,700
   5.370%, due February 7, 2001......................    20,000,000           19,878,200
   5.410%, due February 13, 2001.....................    10,000,000            9,943,700
   5.360%, due February 16, 2001.....................    10,000,000            9,935,900
   6.710%, due July 24, 2001.........................     7,000,000            7,126,840
   5.430%, due November 3, 2003......................    10,000,000            9,659,400
   5.375%, due November 17, 2003.....................     8,000,000            7,732,480
   5.810%, due February 23, 2004.....................    10,000,000            9,776,600
   6.000%, due March 12, 2004........................    10,000,000            9,835,900
   5.880%, due March 25, 2004........................     9,000,000            8,804,520
   6.930%, due June 30, 2004.........................     5,000,000            4,992,200
                                                                         ---------------

     TOTAL GOVERNMENT AGENCY BONDS...................                      $ 250,726,865
                                                                         ---------------

PAX WORLD FUND, INCORPORATED
SCHEDULE OF INVESTMENTS (UNAUDITED), CONTINUED

                                                           NUMBER OF                         PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE                           SHARES             VALUE         NET ASSETS
---------------------------------------------------------------------------------------------------------

         CORPORATE  BONDS

American General Finance Corp.
  5.750%, due November 1, 2003....................... $   2,500,000       $    2,427,435
Sears Roebuck Acceptance Corp.
  6.000%, due March 20, 2003.........................     2,500,000            2,462,938
                                                                          --------------

     TOTAL CORPORATE BONDS...........................                          4,890,373
                                                                          --------------

     TOTAL BONDS.....................................                        255,617,238        26.6%
                                                                          --------------      ------

         CERTIFICATE OF DEPOSIT

South Shore Bank (Chicago, IL)
  4.700%, due October 11, 1999.......................     1,000,000            1,000,000         .1
                                                                          --------------      ------


                                                           NUMBER
         MONEY MARKET SHARES                              OF SHARES


Pax World Money Market Fund..........................     91,600,776          91,600,776         9.5
                                                                          --------------      ------

     TOTAL INVESTMENTS...............................                        953,316,726        99.2

Cash and receivables, less liabilities...............                          7,475,122          .8
                                                                          --------------      ------


     NET ASSETS......................................                     $  960,791,848       100.0%
                                                                          --------------      ------


SEE NOTES TO FINANCIAL STATEMENTS.


                          PAX WORLD FUND, INCORPORATED
                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                  June 30, 1999

                                     ASSETS

Investments, at value - note A
     Common stocks (cost - $319,081,436)................................................      $  594,482,462
     Preferred stocks (cost - $10,640,072)..............................................          10,616,250
     Bonds (amortized cost - $259,750,546)..............................................         255,617,238
     Certificate of deposit (cost - $1,000,000).........................................           1,000,000
     Pax World Money Market Fund (cost - $91,600,776)...................................          91,600,776
                                                                                              --------------
                                                                                                 953,316,726

Cash....................................................................................           7,713,965

Receivables
     Investment securities sold.........................................................          15,218,685
     Dividends and interest.............................................................           4,522,513
                                                                                             ---------------

         Total assets...................................................................         980,771,889
                                                                                             ---------------

                                   LIABILITIES

Payables
     Capital stock reacquired...........................................................             568,231
     Investment securities purchased....................................................          18,148,627

Accrued expenses
     Investment advisory fee - note B...................................................             395,588
     Transfer agent fee.................................................................              80,000
     Distribution expenses..............................................................             250,000
     Other accrued expenses - note A....................................................             537,595
                                                                                             ---------------

         Total liabilities..............................................................          19,980,041
                                                                                             ---------------

              Net assets (equivalent to $23.48 per share based on
                  40,926,454 shares of capital stock outstanding) - note E..............     $   960,791,848
                                                                                             ---------------

              Net asset value, offering price and redemption price per share
                  ($960,791,848 / 40,926,454 shares outstanding)........................         $23.48
                                                                                                 ------

SEE NOTES TO FINANCIAL STATEMENTS.

                          PAX WORLD FUND, INCORPORATED
                       STATEMENT OF OPERATIONS (UNAUDITED)
                         Six Months Ended June 30, 1999

Investment income
     Income - note A
         Dividends
              Pax World Money Market Fund..............................     $  2,346,185
              Other investments........................................        3,567,686         $  5,913,871
                                                                            ------------
         Interest .....................................................                             6,571,044
                                                                                                 ------------

                 Total income..........................................                            12,484,915

     Expenses
         Investment advisory fee - note B..............................        2,277,536
         Distribution expenses - note D ...............................          876,929
         Transfer agent fee............................................          504,339
         Printing and mailing..........................................          117,983
         Custodian fees - note F ......................................          117,177
         Registration fees.............................................           58,084
         Legal fees and related expenses - note B......................           44,442
         State taxes...................................................           39,120
         Audit fees....................................................           27,959
         Directors' fees and expenses - note B.........................           20,750
         Other - note A................................................          483,175
                                                                           -------------

                 Total expenses........................................        4,567,494

                 Less: Fees paid indirectly - note F...................         (89,236)
                                                                           -------------

                        Net expenses...................................                             4,478,258
                                                                                                 ------------

                 Investment income, net................................                             8,006,657
                                                                                                 ------------

Realized and unrealized gain on investments - note C
     Net realized gain on investments..................................                            43,307,801
     Change in unrealized appreciation of investments
         for the period ...............................................                            21,431,296
                                                                                                  -----------

                 Net gain on investments...............................                            64,739,097
                                                                                                  -----------

                 Net increase in net assets resulting
                    from operations....................................                           $72,745,754
                                                                                                  -----------

SEE NOTES TO FINANCIAL STATEMENTS.


                          PAX WORLD FUND, INCORPORATED
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                      Six Months            Year Ended
                                                                         Ended             December 31,
                                                                     June 30, 1999             1998
                                                                     -------------         ------------
                                                                      (Unaudited)
Increase in net assets
     Operations
         Investment income, net...........................          $    8,006,657          $ 16,473,815
         Net realized gain on investments.................              43,307,801            32,342,171
         Change in unrealized appreciation
              of investments for the period...............              21,431,296           112,901,738
                                                                    --------------         -------------
              Net increase in net assets resulting
                  from operations.........................              72,745,754           161,717,724
     Net equalization credits.............................                 230,067               275,435
     Distributions to shareholders from
         Investment income - net ($-0- and $.468
              per share, respectively) - note A...........                      --          (16,751,495)
         Net realized gain on investments ($-0- and
              $.880 per share, respectively) - note A.....                      --          (32,342,583)
     Capital share transactions - note E..................              50,043,503            95,872,040
                                                                    --------------         -------------
              Net increase in net assets..................             123,019,324           208,771,121

Net assets
     Beginning of period..................................             837,772,524           629,001,403
                                                                    --------------          ------------

     End of period (including undistributed investment
         income - net, of $8,243,693 and $6,969,
         respectively) ...................................          $  960,791,848          $837,772,524
                                                                    --------------          ------------

SEE NOTES TO FINANCIAL STATEMENTS.

                          PAX WORLD FUND, INCORPORATED
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                  June 30, 1999

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
     Pax World Fund, Incorporated ("Fund") is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's policy is to invest in securities of companies producing goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products. Its investment objective is primarily to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital through investment in common and preferred stocks and debt securities.

VALUATION OF INVESTMENTS
     Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system are valued using quotations obtained from the market maker where the security is traded most extensively. Shares in money market funds are valued at $1 per share. Certificates of deposit are valued at cost; accrued interest to June 30, 1999 is included in dividends and interest receivable.

INVESTMENT TRANSACTIONS
     Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses are determined on the identified cost basis, which is also used for Federal income tax purposes.

INVESTMENT INCOME
     Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums.
     The Fund amortizes purchase price premium and accretes discount on bonds over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the first call date. Net discount accretion for the six months ended June 30, 1999 and for the year ended December 31, 1998 was $93,117 and $219,398, respectively.

FEDERAL INCOME TAXES
     The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

EQUALIZATION
     The Fund uses the accounting practice known as "equalization" by which a portion of the proceeds from sales and costs of redemptions of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

PAX WORLD FUND, INCORPORATED
NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

     Equalization is a permanent book/tax difference that causes a difference between investment income and distributions.

DISTRIBUTIONS TO SHAREHOLDERS
     All distributions to shareholders are recorded by the Fund on the ex-dividend dates.

ACCOUNTING ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

EXPENSE ACCRUAL
     During the year, the Fund accrues expenses on a daily basis at an annual rate of 1% of average daily net assets. Since actual expenses are not incurred uniformly throughout the year, this policy may result in expenses being either under - or over - accrued during interim periods. Near the end of the year, the Fund estimates the actual expenses that will be incurred through December 31 and adjusts the daily accrual accordingly. Management of the Fund has estimated that at June 30, 1999, expenses were overaccrued by approximately $440,000 ($.01 per share). This overaccrual is reflected in other accrued expenses on the unaudited statement of assets and liabilities and in other expenses on the unaudited statement of operations.

NOTE B - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Advisory Agreement ("Agreement") between the Fund and Pax World Management Corp. ("Adviser"), the Adviser furnishes investment advisory services in connection with the management of the Fund. Under the Agreement, the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. The Agreement provides for payment by the Fund to the Adviser of an annual investment advisory fee of 3/4 of 1% of its average daily net assets on the first $25,000,000 and 1/2 of 1% of its average daily net assets in excess of that amount. Two officers, who are also directors of the Fund, are also officers and directors of the Adviser. Two other officers of the Fund, who are not directors of the Fund, are also officers of the Adviser. The Agreement provides for an expense reimbursement from the Adviser if the Fund's total expenses, exclusive of interest, brokerage commissions or fees, and taxes, but including the investment advisory fee, exceeds 1 1/2% of the average daily net asset value of the Fund for any full fiscal year. No expense reimbursement was required for either 1998 or the six months ended June 30, 1999.
     All Directors are paid by the Fund for attendance at directors' meetings. During the six months ended June 30, 1999, the Fund incurred legal fees and related expenses of $44,442 with Bresler Goodman & Unterman, LLP, general counsel for the Fund. Mr. Lee Unterman, a partner with that firm, is Secretary of the Fund.

PAX WORLD FUND, INCORPORATED
NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

     All of the Adviser's capital stock is currently owned by four siblings whose family has an ownership interest in a brokerage firm which the Fund utilizes to execute security transactions. Brokerage commissions paid to this firm during the six months ended June 30, 1999 and the year ended December 31, 1998 totaled $73,701 and $140,863, respectively, (26.5% and 27.8%, respectively of total commissions for the six months ended June 30, 1999 and the year ended December 31, 1998).
     At the June 11, 1998 Annual Meeting, shareholders approved changes to the Fund's investment policies to permit the Fund to invest in the Pax World Money Market Fund, which is also managed by the Adviser.

NOTE C - INVESTMENT  TRANSACTIONS

     Purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government agency bonds, aggregated $112,301,770 and $105,626,340, respectively, for the six months ended June 30, 1999. Purchases and proceeds from sales and maturities of U.S. Government agency bonds aggregated $91,922,711 and $46,000,000, respectively, for the six months ended June 30, 1999.
     Net realized gain or loss on sales of investments is determined on the basis of identified cost. If determined on an average cost basis, the net realized gain for the six months ended June 30, 1999 would have been approximately the same.
     For Federal income tax purposes, the identified cost of investments owned at June 30, 1999 was $682,072,830. Gross unrealized appreciation and
depreciation   of   investments   aggregated    $278,050,413   and   $6,806,517,
respectively, at June 30, 1999, resulting in net unrealized appreciation of $271,243,896.

NOTE D - DISTRIBUTION EXPENSES

     The Fund maintains a distribution expense plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The plan provides that the Fund may incur distribution expenses to finance activity which is primarily intended to result in the sale of Fund shares. These expenses include (but are not limited to) advertising expenses, the cost of printing and mailing prospectuses to potential investors, commissions and account servicing fees paid to, or on account of, broker-dealers or certain financial institutions which have entered into agreements with the Fund, compensation to and expenses incurred by officers, directors and/or employees of the Fund for their distributional services and indirect and overhead costs associated with the sale of Fund shares (including, but not limited to, travel and telephone expenses). The Plan provides that (i) up to twenty-five one hundredths of one percent (.25%) of the average daily net assets of the Fund per annum may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25%) may not exceed thirty-five one hundredths of one percent (.35%) of the average daily net assets of the Fund per annum. The Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or (b) the vote of the holders of a majority of the outstanding shares of the Fund. If the Plan is terminated, the payment of fees to third parties would be discontinued at that time.

PAX WORLD FUND, INCORPORATED
NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED


NOTE E - CAPITAL AND RELATED TRANSACTIONS

     Transactions in capital stock were as follows:

                                              Six Months Ended                    Year Ended
                                               June 30, 1999                    December 31, 1998
                                               -------------                    -----------------
                                            Shares        Dollars            Shares           Dollars
                                            ---------------------            ------------------------
                                                 (Unaudited)
Shares sold.........................      4,941,485     $110,882,519        9,126,274      $182,396,781
Shares issued in reinvestment
   of distributions.................             --               --        2,232,027        45,625,923
                                       ------------     ------------      -----------      ------------
                                          4,941,485      110,882,519       11,358,301       228,022,704
Shares redeemed.....................     (2,727,085)     (60,839,016)      (6,617,044)     (132,150,664)
                                       ------------     ------------      -----------      ------------
Net increase .......................      2,214,400     $ 50,043,503       4,741,257       $ 95,872,040
                                       ------------     ------------      -----------      ------------

The components of net assets at June 30, 1999 (unaudited), are as follows:
     Paid-in capital (75,000,000 shares of $1 par value authorized).....................       $ 645,916,587
     Undistributed investment income....................................................           8,243,693
     Undistributed capital gains........................................................          43,305,843
     Accumulated prior years' net realized losses on investments........................          (7,918,171)
     Net unrealized appreciation of investments.........................................         271,243,896
                                                                                               --------------
            Net assets..................................................................        $960,791,848
                                                                                               --------------

NOTE F - CUSTODIAN BANK AND CUSTODIAN FEES

     State Street Bank and Trust Company is the custodian bank for the Fund's assets. The custodian fees charged by the bank are reduced, pursuant to an expense offset arrangement, by an earnings credit which is based upon the average cash balances maintained at the bank. If the Fund did not have such an offset arrangement, it could have invested the amount of the offset in an income-producing asset.

NOTE G - DIVIDEND DECLARATION

     The Board of Directors has declared a dividend from the net investment income of $.20 per share, payable July 7, 1999, to shareholders of record on July 1, 1999.

NOTE H - YEAR 2000 (Unaudited)

     State Street Bank and Trust Company (the custodian), PFPC Inc. (the transfer agent) and the Adviser all currently use a wide variety of computer programs and devices which represent the calendar year portion of dates by their last two digits. These programs and devices are critical to the Fund's operations. Calculations performed with these truncated date fields may not work properly with dates from 2000 and beyond.
     These entities are in the process of executing detailed plans to modify or replace significant applications as necessary to ensure Year 2000 compliance. All necessary systems modifications and testing are expected to be completed by fall 1999. The Fund does not expect to incur any costs relating to the year 2000 conversion.

               PAX WORLD FUND, INCORPORATED - FINANCIAL HIGHLIGHTS

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE PERIOD IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING).

                                            Six Months
                                               Ended                       Year Ended December 31
                                           June 30, 1999     1998       1997       1996        1995         1994
                                           -------------     ---------------------------------------------------
                                            (Unaudited)
Net asset value, beginning
   of period............................      $21.64         $18.52     $16.56     $16.33      $13.39    $13.55
                                            --------       --------   --------   --------    --------  --------

Income from investment operations
   Investment income, net (A) (D).......         .20           .468       .493       .550         .80       .49
   Realized and unrealized gain (loss)
      on investments - net (A)..........        1.64          4.008      3.622      1.122        3.07      (.15)
                                            --------       --------   --------   --------    --------  --------
   Total from investment operations.....        1.84          4.476      4.115      1.672        3.87       .34
                                            --------       --------   --------   --------    --------  --------

Less distributions
   Dividends from net investment
     income.............................          --           .468       .503       .550         .79       .50
   Distributions from realized gains....          --           .880      1.650       .892         .14        --
   Tax return of capital................          --           .008       .002         --          --        --
                                            --------       --------   --------   --------    --------  --------
   Total distributions..................          --          1.356      2.155      1.442         .93       .50
                                            --------       --------   --------   --------    --------  --------

Net asset value, end of period..........      $23.48         $21.64     $18.52     $16.56      $16.33    $13.39
                                            --------       --------   --------   --------    --------  --------

2. TOTAL RETURN.........................       8.50%         24.62%     25.12%     10.36%      29.19%     2.65%

3. RATIOS AND SUPPLEMENTAL DATA
   Ratio of total expenses to average
     net assets (B) (C) (D).............       1.02%           .95%       .91%       .89%        .97%      .98%
   Ratio of investment income, net,
     to average net assets (C)..........       1.78%          2.33%      2.67%      3.24%       3.44%     3.66%
   Portfolio turnover rate..............      21.53%         28.59%     13.88%     34.55%      28.44%    25.45%
   Net assets, end of period (`000s)....    $960,792       $837,773   $629,001   $513,433    $476,976  $388,249
                                            --------       --------   --------   --------    --------  --------
   Number of capital shares
     outstanding, end of period (`000s).      40,926         38,712     33,971     31,008      29,200    29,000
                                            --------       --------   --------   --------    --------  --------

(A) As of January 1, 1997, the Fund began accreting bond discounts and amortizing bond premiums and recognized a cumulative adjustment as of that date, which reduced net investment income and increased net realized and unrealized gain on investments for 1997 by approximately $.03 per share.
(B) In order to conform to current disclosure requirements, the ratios subsequent to 1994 are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement). The ratio for 1994 was based upon net expenses and is not required to be restated.
(C) Unaudited ratios for the six months ended June 30, 1999 have been annualized.
(D)  Reference is made to note A regarding the Fund's expense accrual policy.